UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

Mesa Royalty Trust

(Exact name of Registrant as specified in its charter)

Texas	1-7884	76-6284806
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (512) 479-2562

Not Applicable

(Former name, former address and former fiscal year,

if changed since last report)

ITEM 5.

This Form 8-K/A amends the Current Report on Form 8-K dated October 21, 2003 to attach a revised press release, amended to reflect the correct distribution date of January 30, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Mesa Royalty Trust Press Release dated October 22, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, the Trust issued a revised press release that reflects the correct distribution date of January 30, 2004.  The press release announces Mesa Royalty Trust’s royalty income, income distribution and trust expenses for the month of October 2003.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mesa Royalty Trust

By: JPMorgan Chase Bank, as Trustee

By:	/s/ Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

Date: October 22, 2003

Exhibit Index

Exhibit Number	Description

99.1	Mesa Royalty Trust Press Release dated October 22, 2003.